  zAs filed with the Securities and Exchange Commission on June 28, 1999

                                                      Registration No. 333-07197
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                --------------

                              AMENDMENT NO. 3
                                       to

                                PART II OF
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933

                                --------------
                                HCI Direct, Inc.
                (Formerly, Hosiery Corporation of America, Inc.)
             (Exact Name of Registrant as Specified in Its Charter)

                                --------------
         Delaware                     2251                  36-0782950
     (State or other      (Primary Standard Industrial   (I.R.S. Employer
     jurisdiction of      Classification Code Number)  Identification No.)
     incorporation or
      organization)

                              3369 Progress Drive
                          Bensalem, Pennsylvania 19020
                                 (215) 244-9600
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                --------------
                                John F. Biagini
                            Chief Executive Officer
                      Hosiery Corporation of America, Inc.
                              3369 Progress Drive
                          Bensalem, Pennsylvania 19020
                                 (215) 244-9600
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

         Gregory A. Fernicola                     Peter J. Loughran
 Skadden, Arps, Slate, Meagher & Flom           Debevoise & Plimpton
                  LLP                             875 Third Avenue
           919 Third Avenue                   New York, New York 10022
       New York, New York 10022                    (212) 909-6000
            (212) 735-3000

                                --------------

   Approximate date of commencement of the proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), check the following box. [_]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                --------------

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to
Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               EXPLANATORY NOTE

     This Amendment No. 3 is filed for the purposes of filing certain exhibits to the Registration Statement (Registration 333-07197) and updating information in Part II of the Registration Statement. The Prospectus constituting part of the Registration Statement has been omitted from this Amendment No. 3 as no changes have been made to the Prospectus previously filed on June 28, 1999.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. Other Expenses of Issuance and Distribution.

    The following is a list of estimated expenses in connection with the issuance and distribution of the securities being registered:

   SEC registration fee............................................. $   62,680
   Printing and engraving costs.....................................    350,000
   Legal fees and expenses..........................................  1,000,000
   Accounting fees and expenses.....................................    250,000
   NYSE listing fee.................................................    102,000
   NASD filing fee..................................................     17,750
   Miscellaneous....................................................    817,570
                                                                     ----------
     Total.......................................................... $2,600,000
                                                                     ==========

ITEM 14. Indemnification of Directors and Officers.

    Subsection (a) of Section 145 of the General Corporation Law of the State of Delaware (the "DGCL") empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

    Section 145 further provides that to the extent that a director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of
Section 145, or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided by, or granted pursuant to, Section 145 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled; and empowers the corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or against another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

    As permitted by the DGCL, the Restated Certificate of Incorporation of the Company, a copy of which is filed as Exhibit 3.1 to this Registration Statement, eliminates all liability of the Company's directors for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.

    The By-Laws of the Company, a copy of which is filed as Exhibit 3.4 to this Registration Statement, provides the Company with the authority to indemnify directors, officers and agents of the Company to the full extent allowed by the laws of the State of Delaware.

    The Company maintains directors' and officers' liability insurance for the directors and officers of the Company through Executive Risk Indemnity up to $3,000,000 for each loss and for each policy period.

ITEM 15. Recent Sales of Unregistered Securities.

    On July 15, 1998, the Company issued an aggregate of 17,344 shares of common stock upon exercise of options awarded to Mr. Henry in 1996 for an aggregate consideration of $520,320.

    The transaction described above was exempt from the registration requirements of the Securities Act in reliance on Section 4(2) of the Securities Act on the basis that such transaction did not involve a public offering.

ITEM 16. Exhibits and Financial Statement Schedules.

    (a) Exhibits

 Exhibit
   No.                                 Description
 -------                               -----------
   1.1   Form of Underwriting Agreement.
   2.1   Recapitalization and Stock Purchase Agreement, dated as of July 19,
         1994 among the Company, Joseph A. Murphy and HCA Holdings, Inc.
         (incorporated by reference to the Company's Registration Statement on
         Form S-1, File No. 33-87392).
   2.2   First Amendment to Recapitalization and Stock Purchase Agreement,
         dated as of October 4, 1994 (incorporated by reference to the
         Company's Registration Statement on Form S-1, File No. 33-87392).
   2.3   Kelso Investment Associates V, L.P. letter agreement, dated October
         17, 1994 to purchase securities of the Company (incorporated by reference to the Company's Registration Statement on Form S-1, File
         No. 33-87392).
   2.4   Kelso Equity Partners V, L.P. letter agreement, dated October 17, 1994 to purchase securities of the Company (incorporated by reference to the Company's Registration Statement on Form S-1, File No. 33-87392).
   2.5   Form of Stock Subscription Agreement, dated as of October 17, 1994 between the Company and certain stockholders of the Company
         (incorporated by reference to the Company's Registration Statement on
         Form S-1, File No. 33-87392).
   2.6   Management Stock Purchase and Restricted Stock Award Agreement, dated as of October 17, 1994, between the Company and John F. Biagini
         (incorporated by reference to the Company's Registration Statement on
         Form S-1, File No. 33-87392).
   2.7   Management Stock Purchase and Restricted Stock Award Agreement, dated as of October 17, 1994, between the Company and Hans Lengers
         (incorporated by reference to the Company's Registration Statement on
         Form S-1, File No. 33-87392).
   2.8   Escrow Agreement, dated as of October 17, 1994, among the Company,
         Joseph A. Murphy and Midlantic Bank, N.A., as Escrow Agent
         (incorporated by reference to the Company's Registration Statement on
         Form S-1, File No. 33-87392).
   2.9   Pledge Agreement, dated as of October 17, 1994, between Joseph A.
         Murphy, as Pledgor, and the Company, as Pledgee (incorporated by reference to the Company's Registration Statement on Form S-1, File
         No. 33-87392).
   2.10  Indemnity Agreement, dated as of October 17, 1994, between Joseph A.
         Murphy and the Company (incorporated by reference to the Company's
         Registration Statement on Form S-1, File No. 33-87392).
   2.11  Form of Seventh Amendment to Recapitalization and Stock Purchase
         Agreement, dated as of April 12, 1995, and First Amendment to Escrow
         Agreement, dated as of April 12, 1995, as a part thereof (incorporated by reference to the Company's Registration Statement on Form S-1, File
         No. 33-87392).
   3.1   Restated Certificate of Incorporation of the Company filed with the
         Secretary of State of the state of Delaware on June 24, 1999.
   3.2   Form of Restated Certificate of Incorporation of the Company to be
         filed by the Company with the Secretary of State of the state of
         Delaware immediately following the completion of the offering.
   3.3   By-Laws of the Company (incorporated by reference to the Company's
         Registration Statement on Form S-1, File No. 33-87392).
   3.4   Form of Restated By-Laws of the Company.
   4.1   Indenture, dated as of October 17, 1994, between the Company and
         United States Trust Company of New York, as Trustee (incorporated by reference to the Company's Registration Statement on Form S-1, File
         No. 33-87392).

 Exhibit
   No.                                 Description
 -------                               -----------
  4.2    Form of New Notes (incorporated by reference to the Company's
         Registration Statement on Form S-1, File No. 33-87392).
  4.3    Exchange and Registration Rights Agreement, dated as of October 17,
         1994, among the Company, Bear Stearns & Co. Inc. and BT Securities
         Corporation (incorporated by reference to the Company's Registration
         Statement on Form S-1, File No. 33-87392).
  4.4    Specimen Common Stock Certificate.
  4.5    First Supplemental Indenture, dated as of June 25, 1999, between the
         Company and United States Trust Company of New York, as Trustee.
  5.1    Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
  9.1    Stockholders' Agreement, dated as of October 17, 1994, among the
         Company, Kelso Investment Associates V, L.P., Kelso Equity Partners V,
         L.P., Joseph A. Murphy, John F. Biagini, Hans L. Lengers and such other stockholders who become parties to such agreement pursuant to such agreement (incorporated by reference to the Company's
         Registration Statement on Form S-1, File No. 33-87392).
  9.2    Form of Letter Agreement between the Company and certain stockholders of the Company dated October 17, 1994 relating to the Stockholders'
         Agreement (incorporated by reference to the Company's Registration
         Statement on Form S-1, File No. 33-87392).
  9.3    First Amendment to the Stockholders Agreement among the Company, Kelso
         Investment Associates V, L.P., Kelso Equity Partners V, L.P. and
         certain other stockholders of the Company dated as of July 1, 1999.
 10.1    Credit Agreement, dated as of October 17, 1994, among the Company,
         National Westminster Bank PLC, as Co-Agent, and the financial institutions listed on the signature pages thereto (incorporated by reference to the Company's Registration Statement on Form S-1, File
         No. 33-87392).
 10.2    Employment Agreement between U.S. Textile Corp. and Hans Lengers, dated as of August 29, 1980, and an Amendment thereto among U.S.
         Textile Corp., the Company and Hans Lengers, dated as of September 12,
         1994 (incorporated by reference to the Company's Registration
         Statement on Form S-1, File No. 33-87392).
 10.3    Executive Employment Agreement between the Company and Robert J.
         Mooney, dated as of September 16, 1993 (incorporated by reference to the Company's Registration Statement on Form S-1, File No. 33-87392).
 10.4    Letter Agreement dated October 17, 1994 between the Company and Kelso
         & Company, Inc. regarding financial advisory and other services
         (incorporated by reference to the Company's Registration Statement on
         Form S-1, File No. 33-87392).
 10.5    Purchase Agreement, dated as of October 7, 1994 among the Company,
         Bear, Stearns & Co. Inc. and BT Securities Corporation (incorporated by reference to the Company's Registration Statement on Form S-1, File
         No. 33-87392).
 10.6    Mailing List Contracts (incorporated by reference to the Company's
         Registration Statement on Form S-1, File No. 33-87392).
 10.7    Executive Employment Agreement between the Company and Robert M.
         Henry, dated as of August 7, 1995 (incorporated by reference to the
         Company's Form 10-K for the fiscal year ended December 31, 1995).
 10.8    Amended and Restated Hosiery Corporation of America, Inc. 1996 Stock
         Option Plan.
 10.9    Form of Hosiery Corporation of America, Inc. 1996 Stock Option Plan
         Stock Option Agreement.
 10.10   HCI Direct, Inc. 1999 Stock Option Plan.
 10.11   Executive Employment Agreement between the Company and Philip G.
         Whalen, dated as of March 16, 1998 (incorporated by reference to the
         Company's Form 10-Q for the second quarter of 1998).

 Exhibit
   No.                                Description
 -------                              -----------
  10.12  Executive Employment Agreement between the Company and Martin J.
         Pearson, dated as of June 30, 1998 (incorporated by reference to the
         Company's Quarterly Report on Form 10-Q for the third quarter of
         1998).
  10.13  Form of Credit Agreement dated as of July   , 1999 among the Company,
         Bankers Trust Company and First Union.
 +21.1   List of Subsidiaries of the Company.
 +23.1   Consent of Independent Auditors, Deloitte & Touche LLP.
         Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in
  23.2   Exhibit 5.1).
 +24.1   Power of Attorney.

--------

+ Previously filed.

(b) Financial Statement Schedules

     Schedule I--Valuation and Qualifying Accounts--For the years ended
      December 31, 1996, 1997 and 1998...................................... S-1

    All other Financial Statement Schedules have been omitted because they are not applicable or not required or the required information is included in the Consolidated Financial Statements or notes thereto.

ITEM 17. Undertakings.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such officer, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    The undersigned Registrant hereby undertakes that:

  (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

  (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Bucks County, Commonwealth of Pennsylvania, on the 14th day of July 1999.

                                         HCI Direct, Inc.

                                            /s/ John F. Biagini
                                         By: __________________________________
                                            John F. Biagini
                                            Chairman of the Board and
                                            Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                       Title                 Date

        /s/ John F. Biagini           Chairman and Chief
------------------------------------   Executive Officer      July 14, 1999
          John F. Biagini              and Director
                                       (principal
                                       executive officer)

                 *                    Vice President and
------------------------------------   Chief Financial        July 14, 1999
          Arthur C. Hughes             Officer (principal
                                       accounting and
                                       financial officer)

                 *                    Director
------------------------------------                           July14, 1999
        Michael B. Goldberg

                 *                    Director
------------------------------------                          July 14, 1999
        Frank K. Bynum, Jr.

                 *                    Director
------------------------------------                          July 14, 1999
          Hans L. Lengers


      *By: /s/ John F. Biagini
------------------------------------
        as Attorney-in-fact

                                 EXHIBIT INDEX

 Exhibit
   No.                             Description                             Page
 -------                           -----------                             ----
  1.1    Form of Underwriting Agreement.
  2.1    Recapitalization and Stock Purchase Agreement, dated as of July
         19, 1994 among the Company, Joseph A. Murphy and HCA Holdings,
         Inc. (incorporated by reference to the Company's Registration
         Statement on Form S-1, File No. 33-87392).
  2.2    First Amendment to Recapitalization and Stock Purchase
         Agreement, dated as of October 4, 1994 (incorporated by
         reference to the Company's Registration Statement on Form S-1,
         File No. 33-87392).
  2.3    Kelso Investment Associates V, L.P. letter agreement, dated
         October 17, 1994 to purchase securities of the Company
         (incorporated by reference to the Company's Registration
         Statement on Form S-1, File No. 33-87392).
  2.4    Kelso Equity Partners V, L.P. letter agreement, dated October
         17, 1994 to purchase securities of the Company (incorporated by reference to the Company's Registration Statement on Form S-1,
         File No. 33-87392).
  2.5    Form of Stock Subscription Agreement, dated as of October 17,
         1994 between the Company and certain stockholders of the
         Company (incorporated by reference to the Company's
         Registration Statement on Form S-1, File No. 33-87392).
  2.6    Management Stock Purchase and Restricted Stock Award Agreement,
         dated as of October 17, 1994, between the Company and John F.
         Biagini (incorporated by reference to the Company's
         Registration Statement on Form S-1, File No. 33-87392).
  2.7    Management Stock Purchase and Restricted Stock Award Agreement,
         dated as of October 17, 1994, between the Company and Hans
         Lengers (incorporated by reference to the Company's
         Registration Statement on Form S-1, File No. 33-87392).
  2.8    Escrow Agreement, dated as of October 17, 1994, among the
         Company, Joseph A. Murphy and Midlantic Bank, N.A., as Escrow
         Agent (incorporated by reference to the Company's Registration
         Statement on Form S-1, File No. 33-87392).
  2.9    Pledge Agreement, dated as of October 17, 1994, between Joseph
         A. Murphy, as Pledgor, and the Company, as Pledgee
         (incorporated by reference to the Company's Registration
         Statement on Form S-1, File No. 33-87392).
  2.10   Indemnity Agreement, dated as of October 17, 1994, between
         Joseph A. Murphy and the Company (incorporated by reference to the Company's Registration Statement on Form S-1, File No. 33-
         87392).
  2.11   Form of Seventh Amendment to Recapitalization and Stock
         Purchase Agreement, dated as of April 12, 1995, and First
         Amendment to Escrow Agreement, dated as of April 12, 1995, as a part thereof (incorporated by reference to the Company's
         Registration Statement on Form S-1, File No. 33-87392).
  3.1    Restated Certificate of Incorporation of the Company filed with the Secretary of State of the state of Delaware on June 24, 1999.
  3.2    Form of Restated Certificate of Incorporation of the Company to
         be filed by the Company with the Secretary of State of Delaware immediately following the completion of the offering.
  3.3    By-Laws of the Company (incorporated by reference to the
         Company's Registration Statement on Form S-1, File No. 33-
         87392).
  3.4    Form of Restated By-Laws of the Company.
  4.1    Indenture, dated as of October 17, 1994, between the Company and United States Trust Company of New York, as Trustee
         (incorporated by reference to the Company's Registration
         Statement on Form S-1, File No. 33-87392).
  4.2    Form of New Notes (incorporated by reference to the Company's
         Registration Statement on Form S-1, File No. 33-87392).
  4.3    Exchange and Registration Rights Agreement, dated as of October
         17, 1994, among the Company, Bear Stearns & Co. Inc. and BT
         Securities Corporation (incorporated by reference to the
         Company's Registration Statement on Form S-1, File No. 33-
         87392).
  4.4    Specimen Common Stock Certificate.

 Exhibit
   No.                             Description                             Page
 -------                           -----------                             ----
   4.5   First Supplemental Indenture, dated as of June 25, 1999,
         between the Company and United States Trust Company of New
         York, as Trustee.
   5.1   Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
   9.1   Stockholders' Agreement, dated as of October 17, 1994, among the Company, Kelso Investment Associates V., L.P., Kelso Equity
         Partners V., L.P., Joseph A. Murphy, John F. Biagini, Hans
         Lengers and such other stockholders who become parties to such agreement pursuant to such agreement (incorporated by reference to the Company's Registration Statement on Form S-1, File No.
         33-87392).
   9.2   Form of Letter Agreement between the Company and certain
         stockholders of the Company dated October 17, 1994 relating to the Stockholders' Agreement (incorporated by reference to the
         Company's Registration Statement on Form S-1, File No. 33-
         87392).
   9.3   First Amendment to the Stockholders' Agreement among the Company,
         Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P.
         and certain other stockholders of the Company dated as of July 1,
         1999.
  10.1   Credit Agreement, dated as of October 17, 1994, among the
         Company, National Westminster Bank PLC, as Co-Agent, and the
         financial institutions listed on the signature pages thereto
         (incorporated by reference to the Company's Registration
         Statement on Form S-1, File No. 33-87392).
  10.2   Employment Agreement between U.S. Textile Corp. and Hans
         Lengers, dated as of August 29, 1980, and an Amendment thereto among U.S. Textile Corp., the Company and Hans Lengers, dated as of September 12, 1994 (incorporated by reference to the
         Company's Registration Statement on Form S-1, File No. 33-
         87392).
  10.3   Executive Employment Agreement between the Company and Robert
         J. Mooney, dated as of September 16, 1993 (incorporated by reference to the Company's Registration Statement on Form S-1,
         File No. 33-87392).
  10.4   Letter Agreement dated October 17, 1994 between the Company and
         Kelso & Company, Inc. regarding financial advisory and other services (incorporated by reference to the Company's
         Registration Statement on Form S-1, File No. 33-87392).
  10.5   Purchase Agreement, dated as of October 7, 1994 among the
         Company, Bear, Stearns & Co. Inc. and BT Securities Corporation
         (incorporated by reference to the Company's Registration
         Statement on Form S-1, File No. 33-87392).
  10.6   Mailing List Contracts (incorporated by reference to the
         Company's Registration Statement on Form S-1, File No. 33-
         87392).
  10.7   Executive Employment Agreement between the Company and Robert
         M. Henry, dated as of August 7, 1995 (incorporated by reference to the Company's Form 10-K for the fiscal year ended December
         31, 1995).
  10.8   Amended and Restated Hosiery Corporation of America, Inc. 1996
         Stock Option Plan.
  10.9   Form of Hosiery Corporation of America, Inc. 1996 Stock Option
         Plan Stock Option Agreement.
  10.10  HCI Direct, Inc. 1999 Stock Option Plan.
  10.11  Executive Employment Agreement between the Company and Philip
         G. Whalen, dated as of March 16, 1998 (incorporated by
         reference to the Company's Form 10-Q for the second quarter of
         1998).
  10.12  Executive Employment Agreement between the Company and Martin
         J. Pearson, dated as of June 30, 1998 (incorporated by
         reference to the Company's Quarterly Report on Form 10-Q for the third quarter of 1998).
  10.13  Form of Credit Agreement dated as of July  , 1999 among the
         Company, Bankers Trust Company and First Union.
 +21.1   List of Subsidiaries of the Company.
 +23.1   Consent of Independent Auditors, Deloitte & Touche LLP.
  23.2   Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
 +24.1   Power of Attorney.

--------

+ Previously filed.